UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     September 12, 2014 (September 8, 2014)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-49669                  30-0658859
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
    (Address of principal executive offices)                     (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))
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ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 8, 2014, Amincor, Inc. (the "Company") dismissed Rosen Seymour Shapss Martin & Company LLP as its independent registered public accounting firm. On September 9, 2014, the Company engaged Marcum LLP as its independent registered public accounting firm. Rosen Seymour Shapss Martin & Company LLP audited our financial statements for the years ended December 31, 2013 and 2012. The dismissal of Rosen Seymour Shapss Martin & Company LLP was approved by our Board of Directors on September 5, 2014. Rosen Seymour Shapss Martin & Company LLP did not resign or decline to stand for re-election.

     The report of Rosen Seymour Shapss Martin & Company LLP dated April 15, 2014 on our balance sheets as of December 31, 2013 and 2012 and the related statements of operations, stockholders' (deficit) equity and cash flows for each of the years in the three year period ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, except such report contained an explanatory paragraph indicating that there is substantial doubt about the Company's ability to continue as a going concern.

     During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss Rosen Seymour Shapss Martin & Company LLP, we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Rosen Seymour Shapss Martin & Company LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report and no "reportable events" as defined in Item 304(a)(i)(v) of Regulation S-K were communicated.

     During our two most recent fiscal years and the subsequent interim period prior to retaining Marcum LLP (1) neither we nor anyone on our behalf consulted Marcum LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in
Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Marcum LLP did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

     We provided Rosen Seymour Shapss Martin & Company LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Rosen Seymour Shapss Martin & Company LLP will be filed as Exhibit 16.1 to an amended Current Report on Form 8-K, when available.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                        Description
-----------                        -----------

  16.1 Letter dated September __, 2014 from Rosen Seymour Shapss Martin & Company LLP (to be filed by amendment)

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AMINCOR, INC.


                                        By: /s/ John R. Rice, III
                                           -------------------------------------
                                        Name:  John R. Rice, III
                                        Title: President

Dated: September 12, 2014

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